EXHIBIT 10.24

CABOT OIL & GAS CORPORATION

2004 INCENTIVE PLAN

First Amendment

Cabot Oil & Gas Corporation, a Delaware corporation (the “Company”), having established the Cabot Oil & Gas Corporation 2004 Incentive Plan (the “Plan”) and having reserved the right under Section 12 thereof to amend the Plan for any purpose permitted by law, does hereby amend the Plan, effective as of February 23, 2007, as follows:

1.	Section 8(a)(iii) of the Plan is hereby deleted in its entirety.

2.	To reflect the change in paragraph I above, Section 8(b) of the Plan is hereby amended and restated in its entirety to read as follows:

“No Participant may be granted, during any calendar year, Director Awards consisting of Stock Awards or Stock Options covering or relating to more than 7,000 shares of Common Stock.”

IN WITNESS WHEREOF, the Company has caused this Amendment to be executed by its duly authorized officer this 23rd day of February, 2006.

CABOT OIL & GAS CORPORATION

By:	/s/ Dan O. Dinges
Name:	Dan O. Dinges
Title:	Chairman, President & Chief Executive Officer